EXHIBIT 24

                                POWER OF ATTORNEY


          Each person whose signature appears below designates and appoints LYLE
G. HUBBARD and RICHARD C. DIETZ, and each of them, the person's true and lawful attorneys-in-fact and agents to sign a registration statement on Form S-8 to be filed by Gardenburger, Inc., an Oregon corporation, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering 10,000 shares of common stock of Gardenburger, Inc. (the "Company"), to be purchased by participants in the Company's 401(k) Profit Sharing Plan, together with an indeterminate amount of interests in such plan, and any and all amendments (including post-effective amendments) to the registration statement. Each person whose signature appears below also grants full power and authority to these attorneys-in-fact and agents to take any action and execute any instruments that they deem necessary or desirable in connection with the preparation and filing of the registration statement, as fully as the person could do in person, hereby ratifying and confirming all that the attorneys-in-fact and agents may lawfully do or cause to be done.

          IN WITNESS WHEREOF, this power of attorney has been executed by each of the undersigned as of the 8th day of December, 1999.


Signature                              Title
---------                              -----


/s/Lyle G. Hubbard
----------------------------------     Director, President and Chief
Lyle G. Hubbard                        Executive Officer
                                       (Principal Executive Officer)

/s/Richard C. Dietz
----------------------------------     Executive Vice President, Chief Financial
Richard C. Dietz                       Officer, Secretary and Treasurer
                                       (Principal Financial and
                                       Accounting Officer)


----------------------------------     Director
Kyle A. Anderson


/s/Alexander P. Coleman
----------------------------------     Director
Alexander P. Coleman


/s/Jason M. Fish
----------------------------------     Director
Jason M. Fish


/s/Ronald C. Kesselman
----------------------------------     Director
Ronald C. Kesselman


----------------------------------     Director
Richard L. Mazer


----------------------------------     Director
Mary O. McWilliams


/s/Michael L. Ray
----------------------------------     Director
Michael L. Ray


/s/E. Kay Stepp
----------------------------------     Chairman of the Board
E. Kay Stepp


/s/Paul F. Wenner
----------------------------------     Founder, Chief Creative
Paul F. Wenner                         Officer and Director